UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

WESTERN ALLIANCE BANCORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-32550	88-0365922
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington St., Suite 1400, Phoenix, AZ		85004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 389-3500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 24, 2012, Western Alliance Bancorporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock, par value of $0.0001 per share, voted in person or by proxy at the Annual Meeting was 74,947,407, representing approximately 90% of the 83,132,092 shares outstanding and entitled to vote at the Annual Meeting. All matters voted upon at the Annual Meeting were approved with the required votes. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

Proposal 1	Election of Directors

The Company’s stockholders elected five Class I directors to each serve for a three-year term expiring in 2015. The voting results were as follows:

	VOTES FOR	VOTES WITHHELD	ABSTENTIONS	BROKER NON-VOTES
Bruce Beach	67,380,405	406,100	0	7,160,902
William S. Boyd	64,077,315	3,709,190	0	7,160,902
Steven J. Hilton	62,109,167	5,677,338	0	7,160,902
Marianne Boyd Johnson	62,082,858	5,703,647	0	7,160,902
Kenneth A. Vecchione	64,958,229	2,828,276	0	7,160,902

Proposal 2	Amendment to the 2005 Stock Incentive Plan

The Company’s stockholders approved an amendment to the 2005 Stock Incentive Plan that (i) increased by 2,000,000 the maximum number of shares available for issuance thereunder; (ii) increased the maximum number of shares of Stock that can be awarded to any person eligible for an award thereunder to 300,000 per calendar year; and (iii) provides for additional business criteria upon which performance-based awards may be based thereunder. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
64,556,151	2,324,830	905,524	7,160,902

Proposal 3	Advisory (Non-Binding) Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, executive compensation. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
46,971,227	20,038,848	776,430	7,160,902

Proposal 4	Advisory (Non-Binding) Vote on Frequency of Executive Compensation Votes

The Company’s stockholders approved, on a non-binding advisory basis, holding an annual vote on executive compensation. In light of such vote, the Company will include a stockholder vote on the compensation of executives in its proxy materials annually until the next required vote on the frequency of stockholder votes on the compensation of executives. The voting results were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS
61,679,206	919,378	4,256,098	931,823

Proposal 5	Ratification of Auditor

The Company’s stockholders ratified the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
74,054,204	853,265	39,938	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

Date: April 30, 2012	By:	/s/ Dale Gibbons
Dale Gibbons
Executive Vice President and Chief Financial Officer